GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1995-A
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               CUSIP # 393534AC6
                                                      TRUST ACCOUNT # 33-34309-0
                                                DISTRIBUTION DATE: NOV. 16, 1998

                                                                                          PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                               ORIGINAL
--------------------------------------------                                             --------------
1.        Amount Available                                          2,058,909.50
                                                                  --------------

Interest

2.        Aggregate Interest                                        1,033,516.40             3.35557273
                                                                  -------------------------------------


3.        Amount Applied to:
          (a)    accrued but unpaid Interest

4.        Remaining:
          (a)    accrued but unpaid Interest

5.        Monthly Interest                                          1,033,516.40
                                                                 ---------------

Principal

6.        Current month's principal distribution                    1,025,393.10             3.32919838
                                                                  -------------------------------------

7.        Remaining outstanding principal balance                 170,039,390.56            552.0759434
                                                                  -------------------------------------
          Pool Factor                                                 0.55207594
                                                                  --------------

8.        Present value of the projected remaining aggregate
          cashflows of the Finance I Assets and the Residual
          Assets, as of the immediately
          preceding Distribution Date                             478,151,946.95 **
                                                                  --------------

9.        Aggregate amount on deposit in Reserve Fund               7,500,000.00
                                                                  --------------

10.       Subordinated Certificateholder payment  (interest
          earnings on Reserve Fund, pursuant to Section 5.8)           29,761.30
                                                                  --------------

11.       Aggregate principal balance of loans
          refinanced by Green Tree Financial                        6,872,987.37
                                                                  --------------

12.       Weighted average CPR                                            15.64%
                                                                  --------------

13.       Weighted average CDR                                             3.97%
                                                                  --------------

14.       Annualized net loss percentage                                   2.14%
                                                                  --------------

15.       Delinquency     30-59 day                                         1.20%
                                                                  --------------
                          60-89 day                                         0.55%
                                                                  --------------
                          90+ day                                           1.05%
                                                                  --------------
                          Total 30+                                         2.80%
                                                                  --------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998




                               FEE ASSETS
               --------------------------------------------
                 GUARANTEE       INSIDE         FEE ASSET
                   FEES           REFI            TOTAL
               --------------------------------------------

GTFC 1994-5     174,030.47      56,687.05       230,717.52
GTFC 1994-6      62,087.42      58,646.17       120,733.59
GTFC 1994-7           0.00      40,289.32        40,289.32
GTFC 1994-8      27,245.41      55,096.49        82,341.90
GTFC 1995-1           0.00      49,571.74        49,571.74
GTFC 1995-2           0.00           0.00             0.00
GTFC 1995-3         692.69     143,374.11       144,066.80
GTFC 1995-4     164,996.57      53,096.13       218,092.70
GTFC 1995-5           0.00           0.00             0.00
               -------------------------------------------

                429,052.56     456,761.01       885,813.57

TOTAL AMOUNT OF GUARANTEE FEES AND

     INSIDE REFINANCE PAYMENTS                  885,813.57
                                           ---------------

SUBORDINATED SERVICING FEES                     767,915.39
                                           ---------------

PAYMENT ON FINANCE 1 NOTE                     1,653,728.96
                                           ---------------

ALLOCABLE TO INTEREST (CURRENT)                 756,676.02
                                           ---------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST              0.00
                                           ---------------

ACCRUED AND UNPAID TRUSTEE FEES                       0.00
                                           ---------------

ALLOCABLE TO PRINCIPAL                          897,052.94
                                           ---------------

FINANCE 1 NOTE PRINCIPAL BALANCE            124,345,874.91
                                           ---------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1995-A
OCTOBER, 1998
PAYMENT: NOVEMBER 16, 1998


                                 Inside
                 Residual         Refi            Total
                ------------------------------------------

GTFC 1994-5           0.00           0.00             0.00
GTFC 1994-6           0.00           0.00             0.00
GTFC 1994-7           0.00           0.00             0.00
GTFC 1994-8           0.00           0.00             0.00
GTFC 1995-1           0.00           0.00             0.00
GTFC 1995-2           0.00      49,049.28        49,049.28
GTFC 1995-3           0.00           0.00             0.00
GTFC 1995-4           0.00           0.00             0.00
GTFC 1995-5     271,008.04      85,123.22       356,131.26
                ------------------------------------------

                271,008.04     134,172.50       405,180.54

                TOTAL RESIDUAL AND INSIDE

                   REFINANCE PAYMENTS           405,180.54